Finance costs (Tables)	6 Months Ended
Jun. 30, 2025
Finance costs.
Summary of detailed information about finance income, finance expenses and net foreign exchange gains or losses

	For the six months ended June 30,
(Euro thousands)	2025	2024
Finance income
- Net foreign exchange gains	7,297	120
- Interest income	70	31
Total finance income	7,367	151
Finance expenses
- Interest expense on lease liabilities	(4,214)	(3,647)
- Interest expense on borrowings	(15,502)	(9,492)
- Other	(457)	(199)
Total finance expenses	(20,173)	(13,338)
Total finance costs - net	(12,806)	(13,187)